Inventories (Tables)	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Schedule of inventories

	At 31 December
(in USD million)	2024	2023

Crude oil	2,696	2,051
Petroleum products	482	380
Natural gas	50	54
Commodity inventories at the lower of cost and net realisable value	3,227	2,485

Natural gas held for trading purposes measured at fair value	391	810
Other	413	520

Total inventories	4,031	3,814

Inventories held for trading purposes consist mainly of natural gas storages held by Danske Commodities.